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                                                                   EXHIBIT 10.37

                          PATRIOT CAPITAL FUNDING, INC.
                              274 RIVERSIDE AVENUE
                               WESTPORT, CT 06880

                                 March 28, 2006

Dover Saddlery, Inc.
525 Great Road
Littleton, MA  01460
Attn: Stephen L. Day

      Re: Amendment No. 1 to the Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement ("Amendment No. 1")

Stephen:

Reference is made to the Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement, dated as of September 16, 2005 (the "Note Purchase Agreement"), among Dover Saddlery, Inc., a Delaware corporation (the "Parent"), Dover Saddlery, Inc., a Massachusetts corporation and wholly-owned subsidiary of Parent ("Operating Company #1"), Smith Brothers, Inc., a Texas corporation and wholly-owned subsidiary of Parent ("Operating Company #2" and, together with Parent and Operating Company #1, the "Loan Parties"), Patriot Capital Funding LLC I ("Purchaser") and the undersigned ("Servicer"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

The parties to the Note Purchase Agreement desire to make certain amendments thereto and, pursuant to Sections 9.10(b) and 10.2 of the Note Purchase Agreement, such amendments must be in a written instrument signed by the Loan Parties, Servicer and the Required Purchasers. Purchaser, as sole holder of the Notes, constitutes the Required Purchasers for purposes of executing this Amendment No. 1.

Therefore, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENT TO NOTE PURCHASE AGREEMENT. All of the terms and provisions of the Note Purchase Agreement shall remain in full force and effect except as follows:

      (i) SECTION 1.1. The definition of "Total Debt Service" in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            "Total Debt Service" means, for any period, the sum of, for all Loan Parties taken as a whole, (i) Interest Charges on all Indebtedness for such period, plus (ii) the aggregate amount of all regularly scheduled principal payments made or coming due during such period in respect of the Senior Financing or any other Indebtedness for borrowed money or capital lease (to the extent the Servicer from time to time permits such Indebtedness to be incurred); provided,

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however, that solely for purposes of this definition, Interest Charges shall exclude (x) prepayment fees or premiums on the Notes and (y) amortization of fees arising under the Notes, the Warrants, the Senior Financing and the private financing.

      (II) SECTION 7.3(d). Section 7.3(d) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            (d) MINIMUM EBITDA AMOUNT. Minimum EBITDA for the then preceding four quarters of not less than:

                            Period                       Minimum Amount
                            ------                       --------------
      For each of the four fiscal quarters ending on     $3,400,000
      March 31, 2006
      For each of the four fiscal quarters ending on     $3,000,000
      June 30, 2006 and September 30, 2006
      For each of the four fiscal quarters ending on     $3,800,000
      December 31, 2006
      For any fiscal quarter ending on or after March    $5,000,000
      31, 2007

2. AMENDMENT FEE; EXPENSES. In consideration of the Servicer's and Purchaser's execution and delivery of this Amendment No. 1 and the amendments contained herein, the Loan Parties shall pay to Servicer on the date hereof a fully earned and non-refundable amendment fee (the "Amendment Fee") in the amount of Seven Thousand Five Hundred Dollars ($7,500.00). The Loan Parties shall also pay all reasonable expenses incurred by the Servicer and Purchaser in the drafting, review, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Servicer's special counsel.

3. REAFFIRMATION. Except for the amendments specifically provided herein, the Note Purchase Agreement shall remain unmodified and in full force and effect and is hereby reaffirmed. In addition, this Amendment No. 1 shall not be deemed a waiver of any term or condition of the Note Purchase Agreement or any other Transaction Document, and shall not be deemed to prejudice any right or rights which any party may now have or may have in the future under or in connection with the Note Purchase Agreement or any other Transaction Document, as the same may be amended from time to time.

4. REPRESENTATIONS. To induce Servicer and Purchaser to enter into this Amendment No. 1, the Loan Parties, jointly and severally, represent and warrant to Servicer and Purchaser that: (i) each Loan Party has the full power and authority to enter into and perform its obligations under this Amendment No. 1; and (ii) the consummation of the events and transactions contemplated by this Amendment No. 1 do not conflict with, or result in any violation of or default under any agreements with any third parties.

5. CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall not be effective until such date as the Servicer shall have received the following, all in form, scope and content acceptable to


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Servicer and Purchaser in their sole discretion: (i) this Amendment No. 1, duly executed by the parties hereto; (ii) the $7,500.00 Amendment Fee; and (iii) a waiver and amendment of the Senior Credit Agreement duly executed by the Senior Lender.

6. MISCELLANEOUS. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment No. 1 by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof or thereof.


                            [Signature page follows]


                                       3
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                                       Very truly yours,

                                       PATRIOT CAPITAL FUNDING, INC.


                                       By: /s/Timothy W. Hassler
                                           Timothy W. Hassler
                                           Chief Operating Officer


                                       By: /s/ Clifford L. Wells
                                           Clifford L. Wells
                                           Chief Investment Officer


SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

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ACKNOWLEDGED and AGREED
this 28th day of March, 2006

PURCHASER

PATRIOT CAPITAL FUNDING LLC I

By: /s/Timothy W. Hassler
    Timothy W. Hassler
    Chief Operating Officer

By: /s/ Clifford L. Wells
    Clifford L. Wells
    Chief Investment Officer

LOAN PARTIES

PARENT:

DOVER SADDLERY, INC.

By: /s/ Stephen L. Day
    Stephen L. Day
    President

OPERATING COMPANY #1

DOVER SADDLERY, INC.

By: /s/ Stephen L. Day
    Stephen L. Day
    President

OPERATING COMPANY #2

SMITH BROTHERS, INC.

By: /s/ Stephen L. Day
    Stephen L. Day
    President


SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT